                                   EXHIBIT 23

                        CONSENT OF DELOITTE & TOUCHE LLP

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-32357, 33-51210, 33-68520, 333-00052 and 333-09595 of Goody's Family
Clothing, Inc. on Form S-8 of our report dated March 19, 2004 appearing in the Annual Report on Form 10-K of Goody's Family Clothing, Inc. for the year ended January 31, 2004.

DELOITTE & TOUCHE LLP

Atlanta, Georgia
March 22, 2004